Filed Pursuant to Rule 497(a)
File No. 333-184407

Welcome to this presentation about alternative investments. Today, more and more individuals are diversifying into non-traditional investments beyond stocks, bonds and cash. They may be looking to add new asset classes, increase their income or reduce overall portfolio volatility. This presentation will introduce you to two investment offerings designed by Franklin Square Capital Partners, a leading sponsor of alternative investments. The first is an income fund called FS Investment Corporation II, or FSIC II for short. The second is an income and growth fund called FS Energy & Power Fund, or FSEP.

Here is a list of some of the risks associated with FSIC II. As with any potential investment, you should read and understand the Fund’s prospectus for a detailed description of these and other risks before making your decision to invest in the Fund.

These are some of the risks associated with FSEP. As you might expect, there are always risks with a portfolio that concentrates on a specific sector. Again, read the Fund’s prospectus for details on these and other risks before investing.